UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2015

KEMPHARM, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-36913	20-5894398
(Commission File No.)	(IRS Employer Identification No.)

2656 Crosspark Road, Suite 100

Coralville, IA 52241

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (319) 665-2575

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD.

In connection with the press release dated June 11, 2015 described in Item 8.01 below, KemPharm, Inc., or KemPharm, will hold a conference call and webcast on June 11, 2015. Details regarding accessing the conference call and webcast are contained in the press release under the heading “Conference Call Information.” A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference. The information contained in the press release furnished as Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or the Exchange Act, and is not incorporated by reference into any of KemPharm, Inc.’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in any such filing.

Item 8.01	Other Events.

On June 11, 2015, KemPharm issued a press release with respect to positive data from its oral human abuse liability clinical trial of KP201/APAP, which consists of KP201, KemPharm’s prodrug of hydrocodone, combined with acetaminophen, or APAP. The single-center, randomized, double-blind, active- and placebo-controlled, crossover trial, with 71 subjects enrolled and 62 subjects completed, was designed to measure hydrocodone exposure, drug liking and the safety of KP201/APAP, as compared to Norco®, a branded version of generic hydrocodone bitartrate combined with acetaminophen, when taken orally at 4, 8 and 12 tablet dosages, each of which are much greater than the recommended amount, typically 1 to 2 tablets. Each tablet consisted of 7.5 mg hydrocodone bitartrate/325 mg APAP for Norco®, and an equivalent amount of KP201/APAP. In the trial, KemPharm observed that KP201/APAP released less hydrocodone as compared to Norco® at the two highest doses administered, 8 and 12 tablets. In addition, adverse events related to hypoxia trended lower for KP201/APAP at both the 8 and 12 tablet doses. As expected, drug liking was similar for KP201/APAP and Norco® at each equivalent dose level.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release titled “KemPharm, Inc. Reports Positive Data from Oral Human Abuse Liability Clinical Trial of KP201/APAP” dated June 11, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEMPHARM, INC.

Date: June 11, 2015

	By:	/s/ R. LaDuane Clifton
R. LaDuane Clifton
Vice President, Finance and Corporate Controller

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release titled “KemPharm, Inc. Reports Positive Data from Oral Human Abuse Liability Clinical Trial of KP201/APAP” dated June 11, 2015.